Annual Report 1999
Dear Fellow Shareholders,

The Van Wagoner Capital Appreciation and Growth Funds significantly outpaced major market indices including the S&P 500/R Index in 1999.<F1>

Our Funds had exceptional performance in 1999. As a shareholder myself, I was certainly happy with this year's return - but please understand this was a unique time for the markets and the Van Wagoner Funds. It's unrealistic to expect such returns to continue. In today's changing markets, one constant is our investment style. Built on a distinctive style of research and pure focus on emerging growth stocks, it enabled us to outperform in 1999.

Despite interest rate hikes and Y2K fears, investors swarmed into technology issues across all market capitalizations. Small-cap technology companies did particularly well, with the Russell 2000 surpassing the broader S&P 500/R Index for the first time in six years. In a similar fashion, the smaller capitalization Van Wagoner Capital Appreciation Fund outperformed the larger capitalization Growth Fund.

Our bottom-up research helped us safely navigate the rocky waters of earnings reports. In fact, about 95% of the companies we held met or exceeded earnings estimates in 1999. I really have to give the analysts credit for a great year. Our research also led us to a higher cash position mid-year, as we foresaw a dip in technology due to valuations. The dip came, as did the Taiwanese earthquake, in the third quarter. We used these opportunities to boost our overall technology exposure.

Our emphasis on emerging growth stocks with strong fundamentals resulted in little sector rotation this year. We maintained a well-diversified portfolio of stocks, with a core concentration in technology. Here's a sector-by-sector look at where we stood in 1999.
COMPUTER NETWORKING infrastructure continues to be an area of emphasis. With Internet traffic growing even faster than expected and large corporations upgrading their networks, computer networking companies are well-positioned for growth.

ENERGY companies show a bullish long-term outlook. We reallocated technology profits into this sector later in the year, increasing our exposure as we took advantage of seasonal weakness to buy innovative companies.

HEALTH CARE played a smaller role in our portfolios in 1999. The sector was under pressure from government spending cuts, Year 2000 budget constraints, and regulatory scrutiny. Toward the end of the year, we started to see opportunities in medical devices and drug discovery. Improving sentiment in Washington, D.C., may provide a favorable backdrop for health care services companies in 2000.

SEMICONDUCTORS remain particularly attractive; we increased our holdings throughout the year. The Taiwanese earthquake in September hit this sector especially hard because many leading chip companies outsource the production of the chips they design to Taiwanese foundries. We like the long-term fundamentals for this sector, so we took advantage of the short-term volatility in semiconductor stocks to add to our favorite positions.

CONSUMER GOODS weighting increased in the first quarter of the year as our research showed strong retail spending and consumer sentiment. We reduced our exposure to negligible after May, believing the Fed's desire to slow domestic growth would affect discretionary consumer spending.

SOFTWARE stocks represented our largest sector through 1999. We continue to favor web-enablement companies. It's now essential for corporations of all sizes to have a presence on the web, to conduct business, provide customer support, or streamline supply chains. Many of the companies beaten down by Y2K concerns early in the year popped back at the end of the year, due to the enormous opportunities that exist for companies with solutions-oriented products.

TELECOMMUNICATIONS companies have exploded, fueled by deregulation and the Internet. We focus on companies that will benefit from increased Internet usage and increased bandwidth availability.

Our analysts' commitment to diligent fundamental research continued to reward shareholders throughout the year. Our conversations with company management, venture capitalists, vendors and suppliers helped us uncover new trends and investment ideas that we're excited about for the year 2000 and beyond.

As we begin the 21st century, amid concerns over the Fed raising interest rates to slow the economy, the Van Wagoner Funds will continue to invest in emerging growth companies with the potential for long-term appreciation. Short-term volatility will undoubtedly continue; it's the nature of emerging growth investing. I want to thank you, our shareholders, for holding firm with us. Like you, everyone on the Van Wagoner investment team is a shareholder, and we look forward to the years ahead.

Sincerely,
Garrett R. Van Wagoner


<F1> Please see page 3 for the total returns of the Funds and their benchmark, the S&P 500/R Index. Although the Funds are aggressive growth funds, they differ based on the market capitalizations of the stocks, and the sectors in which they invest. This will affect their relative performance. For example, during 1999, the Funds' performance benefited from their investments in the technology sectors.

          CAPITAL APPRECIATION FUND

                 Capital             S&P 500
              Appreciation          Composite
                  Fund             Stock Index
              ------------        ------------
12/31/96         $10,000             $10,000
12/31/97         $10,456             $13,336
12/31/98         $18,630             $17,147
12/31/99         $61,620             $20,756

---------------------------------------------
Total Return
For the periods ended 12/31/99
---------------------------------------------
One Year                              230.76%
Average Annual Since Inception         83.33%
---------------------------------------------

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/96 (Commencement). Returns shown here and in the table are based on net change in NAV. Performance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


                 GROWTH FUND

                                     S&P 500
                                    Composite
               Growth Fund         Stock Index
              ------------        ------------
12/31/96         $10,000             $10,000
12/31/97         $10,574             $13,336
12/31/98         $18,278             $17,147
12/31/99         $50,595             $20,756

---------------------------------------------
Total Return
For the periods ended 12/31/99
---------------------------------------------
One Year                              176.81%
Average Annual Since Inception         71.67%
---------------------------------------------

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/96 (Commencement). Returns shown here and in the table are based on net change in NAV. Performance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                     VAN WAGONER CAPITAL APPRECIATION FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   Number
 of Shares                                                            Value
-----------                                                        -----------
               COMMON AND PREFERRED STOCKS  73.54%
               COMPUTER SOFTWARE - EDUCATION  0.48%
        833    Tavolo, Inc.<F1><F2>                                    $8,996
                                                                   ----------

               COMPUTER SOFTWARE - ENTERPRISE  4.67%
      2,500    Acta Technology, Inc.<F1><F2>                           12,500
        300    Ariba, Inc.<F1>                                         53,212
      5,890    Eprise Corp.<F1><F2>                                     9,070
        167    Event411.Com, Inc.<F1><F2>                               5,010
        300    Impresse Corp.<F1><F2>                                   3,717
          7    Reciprocal, Inc.<F1><F2>                                 3,183
                                                                   ----------
                                                                       86,692
                                                                   ----------

               COMPUTER SOFTWARE - INTERNET  16.48%
        600    Accrue Software, Inc.<F1>                               32,475
        100    Art Technology Group, Inc.<F1>                          12,813
      1,011    Bluestone Software, Inc.<F1><F3>                       102,445
        100    Exodus Communications, Inc.<F1>                          8,881
      2,924    iVillage, Inc.<F1>                                      59,211
        228    Onvia.Com, Inc.<F1><F2>                                  3,126
      1,605    Preview Systems, Inc.<F1><F3>                           85,632
        150    Screaming Media.Net, Inc.<F1><F2>                        1,680
                                                                   ----------
                                                                      306,263
                                                                   ----------

               COMPUTER SOFTWARE - MEDICAL  7.21%
     15,000    OnHealth Network Co.<F1>                               134,062
                                                                   ----------

               COMPUTER SOFTWARE - SECURITY  0.51%
         50    VeriSign, Inc.<F1>                                       9,547
                                                                   ----------

               COMPUTERS - GRAPHICS  0.46%
         50    Micromuse, Inc.<F1>                                      8,500
                                                                   ----------

               COMPUTERS - LOCAL NETWORKS  2.91%
         50    Citrix Systems, Inc.<F1>                                 6,150
        500    NetSolve, Inc.<F1>                                      15,750
      2,221    Sitara Networks, Inc.<F1><F2>                            8,551
      5,000    Top Layer Networks, Inc.<F1><F2>                         7,800
        200    Visual Networks, Inc.<F1>                               15,850
                                                                   ----------
                                                                       54,101
                                                                   ----------

                     VAN WAGONER CAPITAL APPRECIATION FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   Number
 of Shares                                                            Value
-----------                                                        -----------
               COMPUTERS - MEMORY DEVICES  1.25%
      3,002    Lexar Media, Inc.<F1><F2>                               $7,775
        100    Network Appliances, Inc.<F1>                             8,306
         50    VERITAS Software Corp.<F1>                               7,156
                                                                   ----------
                                                                       23,237
                                                                   ----------

               COMPUTERS - MINI/MICRO  0.60%
      1,750    eMachines, Inc.<F1><F2>                                 11,172
                                                                   ----------

               COMPUTERS - RETAIL/WHOLESALE  1.82%
        300    Emulex Corp.<F1>                                        33,750
                                                                   ----------

               COMPUTERS - SOFTWARE  0.08%
      1,000    Entevo Corp.<F1><F2>                                     1,500
                                                                   ----------

               ELECTRONICS - MISCELLANEOUS COMPONENTS  0.55%
        150    RF Micro Devices, Inc.<F1>                              10,266
                                                                   ----------

               ELECTRONICS - SEMICONDUCTOR EQUIPMENT  2.92%
        500    Cobalt Networks, Inc.<F1>                               54,188
                                                                   ----------

               ELECTRONICS - SEMICONDUCTOR MANUFACTURING  10.07%
        100    PMC-Sierra, Inc.<F1>                                    16,031
        100    QLogic Corp.<F1>                                        15,987
      2,433    Sandcraft, Inc.<F1><F2>                                  6,010
        250    SDL, Inc.<F1>                                           54,500
      3,260    StorageNetworks, Inc.<F1><F2>                           16,039
      2,500    Transmeta Corp.<F1><F2>                                 25,000
        450    TranSwitch Corp.<F1>                                    32,653
        400    Vitesse Semiconductor Corp.<F1>                         20,975
                                                                   ----------
                                                                      187,195
                                                                   ----------

               FINANCE - INVESTMENT BROKER 2.54%
        500    The Goldman Sachs Group, Inc.                           47,094
                                                                   ----------

               INTERNET - E-COMMERCE  2.58%
        300    eToys, Inc.<F1>                                          7,875
        892    HomeGrocer.com, Inc.<F1><F2>                            10,347
      3,409    Pointshare Corp.<F1><F2>                                 9,375
      2,340    SmarterKids.com, Inc.<F1><F3>                           14,132
        150    Stamps.com, Inc.<F1>                                     6,244
                                                                   ----------
                                                                       47,973
                                                                   ----------

                     VAN WAGONER CAPITAL APPRECIATION FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   Number
 of Shares                                                            Value
-----------                                                        -----------
               INTERNET - NETWORK SECURITY/SOLUTIONS  1.84%
        200    CacheFlow, Inc.<F1>                                    $26,138
        100    WebTrends Corp.<F1>                                      8,100
                                                                   ----------
                                                                       34,238
                                                                   ----------

               INTERNET SERVICE PROVIDER/CONTENT  1.04%
        500    Exactis.com, Inc.<F1>                                   12,156
        149    Lifeminders.Com, Inc.<F1><F3>                            7,098
                                                                   ----------
                                                                       19,254
                                                                   ----------

               MEDICAL - BIOMEDICAL/GENETICS  1.91%
        500    Maxygen, Inc.<F1>                                       35,500
                                                                   ----------

               OIL & GAS - DRILLING  2.79%
     10,000    Key Energy Group, Inc.<F1>                              51,875
                                                                   ----------

               OIL & GAS - MACHINERY/EQUIPMENT  2.21%
      1,350    Dril-Quip, Inc.<F1>                                     41,006
                                                                   ----------

               RETAIL - MAIL ORDER/DIRECT  0.47%
      1,000    garden.com, Inc.<F1>                                     8,688
                                                                   ----------

               TELECOMMUNICATIONS - EQUIPMENT  8.15%
        125    Allegiance Telecom, Inc.<F1>                            11,531
        300    Copper Mountain Networks, Inc.<F1>                      14,625
         68    Corvis Corp.<F1><F2>                                     5,476
        500    E-Tek Dynamics, Inc.<F1>                                67,313
          4    Floware Wireless Systems<F1><F2>                         1,558
      1,000    Netro Corp.<F1>                                         51,000
                                                                   ----------
                                                                      151,503
                                                                   ----------

               TOTAL COMMON AND PREFERRED STOCKS
               (cost $507,226)                                      1,366,600
                                                                   ----------

                     VAN WAGONER CAPITAL APPRECIATION FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   Number
of Contracts                                                          Value
-----------                                                        -----------
               OPTIONS PURCHASED  1.58%
          4    Put option on S&P 500 Index,
               expiring 6/1/00 @ 1475                                 $29,375
                                                                   ----------

               TOTAL OPTIONS PURCHASED
               (cost $29,950)                                          29,375
                                                                   ----------

               TOTAL INVESTMENTS   75.12%
               (cost $537,176)                                      1,395,975

               Other Assets less Liabilities   24.88%                 462,442
                                                                   ----------

               NET ASSETS  100.00%                                 $1,858,417
                                                                   ==========


   Number
 of Shares
-----------
               SECURITIES SOLD SHORT
      1,500    Nasdaq-100 Shares<F1>                                 $274,125
                                                                   ----------

               TOTAL SECURITIES SOLD SHORT
               (proceeds $276,791)                                   $274,125
                                                                   ==========


<F1> Non-income producing
<F2> Preferred stock acquired in a private placement transaction;
     resale to the public may require registration or sale only to qualified institutional buyers. Security is valued under procedures established by the Board of Directors.
<F3> Security acquired in a private placement transaction; resale may be limited due to certain restrictions. Security is valued under procedures established by the Board of Directors.

See notes to financial statements.

                            VAN WAGONER GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   Number
 of Shares                                                            Value
-----------                                                        -----------
               COMMON AND PREFERRED STOCKS  94.08%
               COMPUTER SOFTWARE - EDUCATION  0.67%
        833    Tavolo, Inc.<F1><F2>                                    $8,996
                                                                   ----------

               COMPUTER SOFTWARE - ENTERPRISE  5.99%
      2,500    Acta Technology, Inc.<F1><F2>                           12,500
        300    Ariba, Inc.<F1>                                         53,212
      1,975    Eprise Corp.<F1><F2>                                     3,042
        166    Event411.Com, Inc.<F1><F2>                               4,980
        300    Impresse Corp.<F1><F2>                                   3,717
          5    Reciprocal, Inc.<F1><F2>                                 2,274
                                                                   ----------
                                                                       79,725
                                                                   ----------

               COMPUTER SOFTWARE - INTERNET  19.65%
        100    Art Technology Group, Inc.<F1>                          12,812
      1,011    Bluestone Software, Inc.<F1><F3>                       102,413
      2,924    iVillage, Inc.<F1>                                      59,211
        202    Onvia.Com, Inc.<F1><F2>                                  2,769
      1,550    Preview Systems, Inc.<F1><F3>                           82,698
        150    Screaming Media.Net, Inc.<F1><F2>                        1,680
                                                                   ----------
                                                                      261,583
                                                                   ----------

               COMPUTER SOFTWARE - MEDICAL  10.07%
     15,000    OnHealth Network Co.<F1>                               134,063
                                                                   ----------

               COMPUTER SOFTWARE - SECURITY  0.72%
         50    VeriSign, Inc.<F1>                                       9,547
                                                                   ----------

               COMPUTERS - LOCAL NETWORKS  5.03%
        300    Cisco Systems, Inc.<F1>                                 32,137
         50    Citrix Systems, Inc.<F1>                                 6,150
        500    NetSolve, Inc.<F1>                                      15,750
      2,000    Sitara Networks, Inc.<F1><F2>                            7,700
      3,334    Top Layer Networks, Inc.<F1><F2>                         5,201
                                                                   ----------
                                                                       66,938
                                                                   ----------

               Computers - Memory Devices  0.49%
      2,500    Lexar Media, Inc.<F1><F2>                                6,475
                                                                   ----------

                            VAN WAGONER GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   Number
 of Shares                                                            Value
-----------                                                        -----------
               COMPUTERS - MINI/MICRO  2.12%
        400    Dell Computer Corp.<F1>                                $20,400
      1,232    eMachines, Inc.<F1><F2>                                  7,865
                                                                   ----------
                                                                       28,265
                                                                   ----------

               COMPUTERS - SOFTWARE  1.83%
        703    Entevo Corp.<F1><F2>                                     1,055
        200    Microsoft Corp.<F1>                                     23,350
                                                                   ----------
                                                                       24,405
                                                                   ----------

               ELECTRONICS - SEMICONDUCTOR EQUIPMENT  4.92%
        100    ASM Lithography Holding N.V.<F1>                        11,375
        500    Cobalt Networks, Inc.<F1>                               54,188
                                                                   ----------
                                                                       65,563
                                                                   ----------

               ELECTRONICS - SEMICONDUCTOR MANUFACTURING  5.76%
        100    PMC-Sierra, Inc.<F1>                                    16,031
        100    QLogic Corp.<F1>                                        15,988
      2,000    Sandcraft, Inc.<F1><F2>                                  4,940
      3,000    StorageNetworks, Inc.<F1><F2>                           14,760
      2,500    Transmeta Corp.<F1><F2>                                 25,000
                                                                   ----------
                                                                       76,719
                                                                   ----------

               Finance - Investment Broker  3.54%
        500    The Goldman Sachs Group, Inc.                           47,094
                                                                   ----------

               INTERNET - E-COMMERCE  2.86%
        300    eToys, Inc.<F1>                                          7,875
        299    HomeGrocer.com, Inc.<F1><F2>                             3,468
      2,500    Pointshare Corp.<F1><F2>                                 6,875
      2,250    SmarterKids.com, Inc.<F1><F3>                           13,589
        150    Stamps.com, Inc.<F1>                                     6,244
                                                                   ----------
                                                                       38,051
                                                                   ----------

               INTERNET SERVICE PROVIDER/CONTENT  1.36%
        500    Exactis.com, Inc.<F1>                                   12,156
        125    Lifeminders.com, Inc.<F1><F3>                            5,965
                                                                   ----------
                                                                       18,121
                                                                   ----------

                            VAN WAGONER GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   Number
 of Shares                                                            Value
-----------                                                        -----------
               MEDIA - CABLE TV  2.57%
        300    Adelphia Communications Corp.<F1>                      $19,688
        200    Time Warner, Inc.                                       14,488
                                                                   ----------
                                                                       34,176
                                                                   ----------

               MEDICAL - BIOMEDICAL/GENETICS  2.67%
        500    Maxygen, Inc.<F1>                                       35,500
                                                                   ----------

               OIL & GAS - DRILLING  3.90%
     10,000    Key Energy Group, Inc.<F1>                              51,875
                                                                   ----------

               RETAIL - MAIL ORDER/DIRECT  0.65%
      1,000    garden.com, Inc.<F1>                                     8,688
                                                                   ----------

               TELECOMMUNICATIONS - CELLULAR  1.89%
        150    General Instrument Corp.<F1>                            12,750
        250    Vodafone AirTouch<F1>                                   12,375
                                                                   ----------
                                                                       25,125
                                                                   ----------

               TELECOMMUNICATIONS - EQUIPMENT  17.39%
        324    AT&T Corp.                                              16,443
        300    Copper Mountain Networks, Inc.<F1>                      14,625
         57    Corvis Corp.<F1><F2>                                     4,590
        250    E-Tek Dynamics, Inc.<F1>                                33,656
          3    Floware Wireless Systems<F1><F2>                         1,168
        200    Lucent Technologies, Inc.                               14,963
      1,000    Netro Corp.<F1>                                         51,000
        500    Nokia Ab ADR                                            95,000
                                                                   ----------
                                                                      231,445
                                                                   ----------
               TOTAL COMMON AND PREFERRED STOCKS
               (cost $534,684)                                      1,252,354
                                                                   ----------

                            VAN WAGONER GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   Number
of Contracts                                                          Value
-----------                                                        -----------
               OPTIONS PURCHASED  1.65%
          3    Put option on S&P 500 Index,
               expiring 6/1/00 @ 1475                                 $22,031
                                                                   ----------

               TOTAL OPTIONS PURCHASED
               (cost $22,463)                                          22,031
                                                                   ----------

               TOTAL INVESTMENTS   95.73%
               (cost $557,147)                                      1,274,385

               Other Assets less Liabilities  4.27%                    56,837
                                                                   ----------

               NET ASSETS  100.00%                                 $1,331,222
                                                                   ==========


   Number
 of Shares
-----------
               SECURITIES SOLD SHORT
      1,250    Nasdaq-100 Shares<F1>                                 $228,438
                                                                   ----------

               TOTAL SECURITIES SOLD SHORT
               (proceeds $230,659)                                   $228,438
                                                                   ==========

<F1> Non-income producing
<F2> Preferred stock acquired in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers. Security is valued under procedures established by the Board of Directors.
<F3> Security acquired in a private placement transaction; resale may be limited due to certain restrictions. Security is valued under procedures established by the Board of Directors.

See notes to financial statements.

                           VAN WAGONER FUNDS, INC.
                    STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999



                                                      Capital
                                                    Appreciation      Growth
                                                        Fund           Fund
                                                    -----------    -----------

ASSETS:
  Investments, at value (cost $537,176 and
     $557,147, respectively)                        $1,395,975     $1,274,385
  Cash                                                       -              -
  Deposit at broker for short sales                    101,667        101,667
  Receivable from broker for proceeds
  on securities sold short                             276,791        230,659
  Receivable for investments sold                      644,668        544,881
  Interest and dividends receivable                      2,968          2,319
  Receivable from Adviser                                4,674          4,500
  Prepaid expenses and other assets                      5,542          5,793
                                                   -----------    -----------

  Total Assets                                       2,432,285      2,164,204
                                                   -----------    -----------

LIABILITIES:
  Payable for investments purchased                     73,725         66,237
  Payable to custodian                                 214,490        527,648
  Securities sold short, at value (proceeds of
     $276,791 and $230,659, respectively)              274,125        228,438
  Accrued investment advisory fees                       2,673          1,797
  Accrued expenses and other liabilities                 8,855          8,862
                                                   -----------    -----------

  Total Liabilities                                    573,868        832,982
                                                   -----------    -----------

NET ASSETS                                          $1,858,417     $1,331,222
                                                   ===========    ===========

NET ASSETS CONSIST OF:
  Capital stock                                       $996,980       $611,542
  Accumulated net realized gain (loss)
     on investments                                       (28)            221
  Net unrealized appreciation on investments           861,465        719,459
                                                   -----------    -----------

  Net Assets                                        $1,858,417     $1,331,222
                                                   ===========    ===========

CAPITAL STOCK, $0.0001 PAR VALUE
  Authorized                                       100,000,000    100,000,000
  Issued and outstanding                                70,893         58,323

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)                              $26.21         $22.82
                                                   ===========    ===========

See notes to financial statements.

                           VAN WAGONER FUNDS, INC.
                           STATEMENTS OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1999


                                                      Capital
                                                    Appreciation      Growth
                                                        Fund           Fund
                                                    -----------    -----------

INVESTMENT INCOME:
  Interest                                             $21,602        $17,160
  Dividends                                                199          1,626
                                                    ----------     ----------

  Total Investment Income                               21,801         18,786
                                                    ----------     ----------

EXPENSES:
  Fund accounting and administration fees               61,667         61,667
  Investment advisory fees                              21,414         15,095
  Professional fees                                     11,282         11,298
  Custody fees                                           9,146          7,422
  State registration fees                                5,972          5,719
  Directors' fees and expenses                           3,942          3,915
  Miscellaneous                                            406            474
                                                    ----------     ----------

  Total expenses before waivers and reimbursements     113,829        105,590
     Less:  Waivers and reimbursements of expenses    (80,423)       (76,154)
                                                    ----------     ----------

  Net Expenses                                          33,406         29,436
                                                    ----------     ----------

NET INVESTMENT LOSS                                   (11,605)       (10,650)
                                                    ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments                   1,324,890        990,901
  Net realized loss on options purchased              (21,117)       (18,431)
  Net change in unrealized appreciation
     and depreciation on investments                   625,516        502,764
                                                    ----------     ----------

  Net Gain on Investments                            1,929,289      1,475,234
                                                    ----------     ----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $1,917,684     $1,464,584
                                                    ==========     ==========


See notes to financial statements.

                            VAN WAGONER FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                      Capital Appreciation Fund             Growth Fund
                                                                    ----------------------------- -----------------------------
                                                                     Year Ended      Year Ended     Year Ended     Year Ended
                                                                   Dec. 31, 1999    Dec. 31, 1998 Dec. 31, 1999   Dec. 31, 1998
                                                                   -------------    ------------- -------------   -------------
OPERATIONS:
  Net investment loss                                                  $(11,605)       $(1,526)      $(10,650)       $(1,330)
  Net realized gain on investments                                     1,324,890        272,542        990,901        296,829
  Net realized loss on options purchased                                (21,117)       (10,458)       (18,431)       (11,145)
  Net change in unrealized appreciation and depreciation
    on investments                                                       625,516        172,140        502,764        134,119
                                                                    ------------   ------------   ------------   ------------


  Net increase in net assets resulting from operations                 1,917,684        432,698      1,464,584        418,473
                                                                    ------------   ------------   ------------   ------------

DISTRIBUTIONS:
  Net realized gains                                                 (1,249,945)       (24,567)      (912,068)       (93,710)
  In excess of net realized gains                                          (519)       (40,725)          (375)       (48,205)
                                                                    ------------   ------------   ------------   ------------

  Total distributions                                                (1,250,464)       (65,292)      (912,443)      (141,915)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                           674,075         25,000              -         25,000
  Proceeds from reinvestment of dividends                                488,670              -        143,433              -
  Redemption of shares                                                 (842,156)      (826,147)      (162,500)      (825,990)
                                                                    ------------   ------------   ------------   ------------

  Net increase (decrease) from share transactions                        320,589      (801,147)       (19,067)      (800,990)
                                                                    ------------   ------------   ------------   ------------


TOTAL INCREASE (DECREASE) IN NET ASSETS                                  987,809      (433,741)        533,074      (524,432)


NET ASSETS:
  Beginning of year                                                      870,608      1,304,349        798,148      1,322,580
                                                                    ------------   ------------   ------------   ------------

  End of year                                                         $1,858,417       $870,608     $1,331,222       $798,148
                                                                    ============   ============   ============   ============


TRANSACTIONS IN SHARES:
  Shares sold                                                             18,429          2,249              -          2,152
  Shares issued in reinvestment of dividends                              20,891              -         10,182              -
  Shares redeemed                                                       (26,286)       (88,011)        (8,618)       (83,464)
                                                                    ------------   ------------   ------------   ------------

  Net increase (decrease)                                                 13,034       (85,762)          1,564       (81,312)
                                                                    ============   ============   ============   ============


See notes to financial statements.

                             VAN WAGONER FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR


                                                                Capital Appreciation Fund                   Growth Fund
                                                           -----------------------------------  -----------------------------------
                                                           Year Ended  Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                            Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,
                                                              1999        1998         1997        1999         1998        1997
                                                           ----------  ----------  ----------   ----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF YEAR                            $15.05       $9.08      $10.00       $14.06       $9.58       $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                         (0.16)      (0.03)      (0.11)       (0.18)      (0.02)       (0.12)
  Net realized and unrealized gains on investments             34.32        7.13        0.54        24.58        7.00         0.68
                                                            --------    --------    --------     --------    --------     --------

   Total from investment operations                            34.16        7.10        0.43        24.40        6.98         0.56
                                                            --------    --------    --------     --------    --------     --------

DISTRIBUTIONS:
  Net realized gains                                         (22.99)      (0.43)           -      (15.63)      (1.65)            -
  In excess of net realized gains                             (0.01)      (0.70)      (1.35)       (0.01)      (0.85)       (0.98)
                                                            --------    --------    --------     --------    --------     --------

     Total distributions                                     (23.00)      (1.13)      (1.35)      (15.64)      (2.50)       (0.98)
                                                            --------    --------    --------     --------    --------     --------

NET ASSET VALUE, END OF YEAR                                  $26.21      $15.05       $9.08       $22.82      $14.06        $9.58
                                                            ========    ========    ========     ========    ========     ========

TOTAL RETURN                                                 230.76%      78.18%       4.56%      176.81%      72.86%        5.74%


SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year (000s)                              $1,858        $871      $1,304       $1,331        $798       $1,323
  Ratio of expenses to average net assets, net of
     waivers and reimbursements                                1.95%       1.95%       1.95%        1.95%       1.95%        1.95%
  Ratio of net investment loss to average net assets,
     net of waivers and reimbursements                       (0.68)%     (0.21)%     (1.36)%      (0.70)%     (0.18)%      (1.40)%
  Ratio of expenses to average net assets, before
     waivers and reimbursements                                6.65%      17.13%      11.78%        7.01%      16.58%       11.60%
  Ratio of net investment loss to average net assets,
     before waivers and reimbursements                       (5.38)%    (15.39)%    (11.19)%      (5.76)%    (14.81)%     (11.05)%
  Portfolio turnover rate                                       270%      1,263%        625%         244%      1,233%         593%


See notes to financial statements.

                            VAN WAGONER FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS


(1)  Organization
     ------------

     Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Capital Appreciation Fund and the Growth Fund (collectively, the "Funds") are separate, diversified investment portfolios of Van Wagoner Funds, Inc. Substantially all of the shares issued by the Funds are held by an affiliate of the Adviser.

(2)  Significant Accounting Policies
     -------------------------------

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions at the date of the financial statements. Actual results could differ from such estimates. Certain percentages in the Financial Highlights have been restated to conform to current year presentation.

     (a) Investment Valuation - A security traded on a recognized stock exchange is valued at the last sale price. If no sale is reported, the most current bid price is used. All other securities for which over-the-counter market quotations are readily available are valued at the last sale price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' Adviser under supervision of the Board of Directors.

     (b) Expenses - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     (c) Federal Income Taxes - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

     (d) Restricted Securities - The Funds own some securities which are unregistered and thus restricted as to resale. These securities are valued at their fair value, which at December 31, 1999 is equal to cost. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of the unregistered securities. The Capital Appreciation and Growth Funds had restricted securities with an aggregate market value of $157,886 and $129,056, respectively, representing 8.5% and 9.7%, respectively, of the net assets of each of the Funds.

     (e) Options Contracts - The Funds purchase put options to hedge portfolio investments. Premiums paid for options contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the mean of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

     (f) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. Accordingly, at December 31, 1999, reclassifications were recorded to increase undistributed net investment income by $11,605 and $10,650; decrease accumulated net realized gain (loss) on investments by $11,086 and $10,275; and decrease capital stock by $519 and $375 for the Capital Appreciation and Growth Funds, respectively.

                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     (g) Initial Public Offerings - The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Fund.

     (h) Other - Investment transactions are accounted for on the trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  Investment Advisory Agreement
     -----------------------------

     The Funds have an agreement with Van Wagoner Capital Management, Inc. (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 1.25% and 1.00% of the average daily net assets of the Capital Appreciation Fund and Growth Fund, respectively. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.95% for each Fund until January 1, 2001. Expenses of $80,423 and $76,154 were waived in the Capital Appreciation and Growth Funds, respectively, during the year ended December 31, 1999.

(4)  Service and Distribution Plan
     -----------------------------

     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets. No fees were paid under the plan in 1999.

                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5)  Investment Transactions
     -----------------------

     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 1999 were as follows:

                               Capital
                             Appreciation                Growth
                                 Fund                     Fund
                             ------------             ------------
     Purchases                $3,092,188               $2,672,271
     Sales                     4,431,862                3,634,008

     The cost of securities on a tax basis at December 31, 1999 for the Capital Appreciation Fund and Growth Fund was $260,413 and $326,266, respectively. These amounts include the proceeds on short sales reflected in the Statements of Assets and Liabilities. At December 31, 1999, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                     Capital
                                  Appreciation           Growth
                                      Fund                Fund
                                  ------------        ------------
     Unrealized appreciation         $864,750            $722,994
     Unrealized depreciation          (3,313)             (3,313)
                                   ----------          ----------
     Net unrealized appreciation
          on investments             $861,437            $719,681
                                   ==========          ==========

(6)  Short Positions
     ---------------

     When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may cause the liability to differ from that reflected in the Statements of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

To the Board of Directors and Shareholder of the Van Wagoner Funds, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Van Wagoner Capital Appreciation Fund and the Van Wagoner Growth Fund (the "Funds") as of December 31, 1999, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights prior to 1999 were audited by other auditors whose report dated January 29, 1999 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Wagoner Capital Appreciation Fund and the Van Wagoner Growth Fund at December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Chicago, Illinois
February 11, 2000